Exhibit 99.1


MORGAN STANLEY
Securitized Products Group           MORGAN STANLEY             October 16, 2003
--------------------------------------------------------------------------------

                           Computational Materials

                                 $405,000,000
                                Approximately

                          MSDWCC HELOC Trust 2003-2

                          Home Equity Line of Credit
                              Asset Backed Notes

                Morgan Stanley Dean Witter Credit Corporation
                               Seller/Servicer

                                 MBIA Wrapped

MORGAN STANLEY
Securitized Products Group           MORGAN STANLEY             October 16, 2003
--------------------------------------------------------------------------------

                          Approximately $405,000,000
                          MSDWCC HELOC Trust 2003-2
        Morgan Stanley Dean Witter Credit Corporation - Seller/Servicer



                                                      Transaction Highlights
                                                      ----------------------

                             Expected
                             Ratings                                 Modified
                             (S&P/                    Avg Life To    Duration To       Payment Window To   Day
Class(1) Description         Moody's)  Balance       Call/Mty(1)(2)  Call/Mty(1)(2)(3) Call/Mty(1)(2)      Count      Benchmark
-------  -----------         --------  -------       --------------  ----------------- -----------------   -------    ---------

A        MBIA Wrapped AAA   AAA/Aaa   $405,000,000  2.72 / 2.82     2.67 / 2.76       11/03 - 04/10/        Act/360   1-mo. LIBOR
         Asset Backed Notes                                                           11/03 - 08/12

Notes: (1) The Notes are priced to the 10% Optional Redemption Date.
       (2) Based on the Prepayment and Draw Rate assumptions. See details below.
       (3) Run at par

Seller:                       Morgan Stanley Dean Witter Credit Corporation

Servicer:                     Morgan Stanley Dean Witter Credit Corporation

Indenture Trustee:            Wells Fargo Bank Minnesota, N.A.

Owner Trustee:                Wilmington Trust Company

Manager(s):                   Morgan Stanley (lead manager), Utendahl Capital
                              Partners, L.P. and The Williams Capital Group,
                              L.P. (comanagers)

Auction Administrator:        Wells Fargo Bank Minnesota, N.A.

Rating Agencies:              Moody's Investor Service and Standard & Poor's

Statistical Cut-Off Date:     October 1, 2003. The statistical information
                              presented in this Preliminary Term Sheet relates to the pool of mortgage loans as of the Statistical Cut-Off Date. We refer to that pool as the preliminary pool. Some of the mortgage loans included in the preliminary pool may not be included in the final pool as a result of prepayments or the failure of those mortgage loans to meet the eligibility requirements established for the trust. The aggregate principal balance of the mortgage loans included in the preliminary pool was $365,591,844 as of the Statistical Cut-Off Date.

Expected Pricing Date:        [October 16/17, 2003]. Priced to 10% Optional
                              Redemption Date.

Expected Closing Date:        October 29, 2003 through DTC, Euroclear, and
                              Clearstream.

Payment Dates:                The 25th of each month, beginning November 25,
                              2003.

Statistical Cut-Off Date
Mortgage Loans:               The combination of:

                              (i) approximately 876 adjustable-rate, prime quality first lien revolving credit loans with an approximate aggregate unpaid balance of $89,074,091;

                              (ii) approximately 4,868 adjustable-rate, prime quality second lien revolving credit loans with an approximate aggregate unpaid balance of $214,314,184;

                              (iii) approximately 30 one-month LIBOR indexed first lien loans with an approximate aggregate unpaid balance of $32,330,715;

                              (iv) approximately 74 six-month LIBOR indexed first lien loans with an approximate aggregate unpaid balance of $26,401,461; and

                              (v) approximately 100 fixed rate, second lien loans with an approximate aggregate unpaid balance of $3,471,394.

This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Pre-funding Account:          On the Settlement Date, approximately
                              $40,000,000 will be deposited into the
                              Pre-Funding Account to be withdrawn within 3 months after the Closing Date to purchase additional loans. All of the additional loans will be adjustablerate, prime quality first or second lien revolving credit loans or one-month or six-month LIBOR indexed first lien loans. Any
                              Pre-Funded Amount remaining in the Pre-Funding
                              Account at the end of the pre-funding period will be distributed as principal on the Class A
                              Notes on the Distribution Date occurring at or immediately following the end of the pre-funding period. All loans purchased by the trust will be substantially similar to those in the preliminary

Pool Balance:                 The aggregate principal balance of the mortgage
                              loans plus the amount (if any) in the
                              pre-funding account.

Transaction Structure:        60-month Managed Amortization Period (MAP)
                              followed by Rapid Amortization Period (RAP) in which 100% of principal collections are distributed to the Class A Noteholders

Pricing Speed:                o  Prepayment Rate: 40% CPR (HELOC)
                                 and 20% CPR (Non-HELOC)

                              o  Draw Rate: 16% (HELOC) and N/A(Non-HELOC)

Scheduled Final Payment Date: Payment Date in April 2016

Insurer:                      MBIA Insurance Corporation ("MBIA")

Mandatory Auction:            On the fifth business day before the Payment
                              Date in October 2015, the Auction Administrator will conduct an auction of the Home Equity Loans remaining in the Trust to third party investors.
                              If a bid equal to at least the Minimum Auction
                              Price is received or if the Insurer directs the Auction Administrator to accept the bid which, although the highest bid, is not equal to the Minimum Auction Price, (i) the Auction
                              Administrator will instruct the Trust to transfer the Home Equity Loans to the highest bidder, (ii) the Auction Administrator will deliver to the Indenture Trustee the proceeds of the auction for deposit into the Payment
                              Account, (iii) if necessary, the Insurer will deliver the amount of the shortfall between the highest bid received and the Minimum Auction
                              Price to the Indenture Trustee for deposit into the Payment Account, and (iv) the Indenture
                              Trustee will pay to Noteholders the Security
                              Balance on the Payment Date related to the month of the auction. If a bid equal to at least the Minimum Auction Price is not received and the Insurer does not direct the Auction
                              Administrator to accept a lower bid, the Auction
                              Administrator will terminate the auction and the Insurer will have the option to purchase the Home Equity Loans or to direct the Auction
                              Administrator to conduct another auction at any time before the Scheduled Final Payment Date. If the Insurer exercises its purchase option or if the Auction Administrator receives the Minimum
                              Auction Price at a subsequent auction, the Indenture Trustee will pay Noteholders the Security Balance on the Payment Date immediately following the purchase by the Insurer or the receipt of the Minimum Auction Price. If the Home Equity Loans are not sold at auction and the Insurer does not exercise its option to purchase the Home Equity Loans prior to the Scheduled Final Payment Date, the Insurer will be required, in accordance with the Policy, to pay the outstanding Security Balance of the Notes on the Scheduled Final Payment Date.

Minimum Auction Price:        The sum of (i) the outstanding Security Balance
                              plus accrued and unpaid interest on the Notes, and (ii) any amounts owed to the Insurer, the Auction Administrator and the Indenture Trustee.

Optional Redemption Date:     The First Distribution Date when the outstanding
                              Class A Note Balance after application of the Class A principal paydown for such Payment Date is less than or equal to 10% of the original
                              Class A Note Balance. The Notes are priced to the 10% Optional Redemption Date.

Step-up Coupon:               The margin on the Notes will double after the
                              Optional Redemption Date if the redemption is not exercised.

Net Funds Cap:                The weighted average of the Mortgage Loan Rates,
                              net of the servicing fee, trustee fee, policy premium and, after the Payment Date in April
                              2004, a minimum Excess Interest amount of 0.50%.

Net Funds Cap
Carry-Over Amount:            Net Funds Cap Carry-Over Amount will be payable
                              on the Notes. The Net Funds Cap Carry-Over
                              Amount will not be covered by the MBIA guaranty and will not be addressed by the ratings assigned to the Notes by the rating agencies.

Trust Tax Status:             Owner Trust.

ERISA Eligibility:            The Notes are expected to be ERISA eligible.

SMMEA Eligibility:            The Notes are not SMMEA eligible.

This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                      3

Credit Structure:             On each Payment Date, the Investor Percentage of
                              interest and principal collections (please see below) on the loans (net of the 0.50% servicing fee) will be used to pay the following amounts in the priority indicated:
                              1. Indenture and Owner Trustee Fees
                              2. Insurer Premium
                              3. Class A Interest
                              4. Class A Principal
                              5. Class A Investor Losses
                              6. Any outstanding amounts owed to the Insurer
                              7. Class A Overcollateralization Deficit
                              8. Class A Overcollateralization Requirement
                              9. Class A Net Funds Cap Carry-Over Amount
                              10. Remaining amounts payable to MSDWCC or its affiliate as Certificateholder

                              The Investor Percentage is the ratio of the outstanding Class A Investor Amount to the Pool Balance (at the beginning of the related Collection Period).

                              During the Managed Amortization Period (MAP), principal collections (net of draws) will be allocated on a pro rata basis to investors based on the Investor Percentage. During the Rapid Amortization Period (RAP), all principal collections will be paid to the Class A Noteholders.

                              Interest collections and losses will be
                              allocated on a pro rata basis based on the Investor Percentage during both the MAP and RAP.

                              As of the Closing Date, the Certificateholder Interest will equal zero. To the extent principal draws exceed principal payments during the MAP, the Certificateholder Interest will increase by the amount of this differential. The Certificateholder Interest will grow by the amount of draws during the RAP.

Class A Interest:             The Class A Noteholders will be entitled to
                              receive monthly interest based on a 1-month
                              LIBOR rate + [ ] on the outstanding balance of the Class A Notes subject to a Net Funds Cap for the related period. The Noteholders' Interest will generally be payable out of the Investor
                              Percentage of interest collections.

                              Interest will be payable on an actual/360 day-count basis. Interest will accrue from and including the prior Payment Date to but excluding the next Payment Date. For the first Payment Date, interest will accrue from the Closing Date to the day prior to the next Payment Date.

This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MAP: For a period of approximately 60 months from the Closing Date through the Payment Date in October 2008, Class A Noteholders shall receive the Investor Percentage of the difference between aggregate principal collections and draws or additional balances created during the related collection period.

                              The MAP may terminate earlier due to the occurrence of a Rapid Amortization Event.

RAP: Upon the completion of the MAP or upon the occurrence of a Rapid Amortization Event, Class A Noteholders shall receive all principal collections on the collateral until the Class A Notes are retired in full.

Rapid Amortization Events:    The following will constitute Rapid Amortization
                              Events:

                              1. Breach of representations and warranties or covenants in a material manner which continues unremedied for a specified period of time after written notice
                              2. Occurrence of certain events of bankruptcy, insolvency or receivership relating to the Seller or Issuer
                              3. Issuer becomes subject to regulation as an investment company within the meaning of the Investment Company Act of 1940
                              4. Failure to make a payment or deposit when due under the various Agreements within five business days
                              5. Any draw under the insurance policy.
                              6. Issuer is determined to be an association taxable as a corporation for federal income tax purposes
                              7. Any other event specified in the Indenture.


Class A Investor Amount:      The Class A Investor Amount equals the initial
                              principal amount of the Class A Notes issued minus (i) the Investor Floating Allocation
                              Percentage of the Net Principal Collections during the MAP or of the Principal Collections during the RAP, and (ii) Class A Investor
                              Losses.

Investor Floating Allocation
Percentage:                   The percentage equivalent of a fraction, the
                              numerator of which is the Class A Investor
                              Amount as of the end of the immediately
                              preceding Payment Date and the denominator of which is the Pool Balance (at the beginning of the related Collection Period).

Certificateholder Interest:   The Certificateholder Interest will comprise the
                              Pool Balance (at the end of the related
                              Collection Period) in excess of the Class A
                              Investor Amount.

Credit Enhancement:           Credit Enhancement consists of the following:

                              1. Excess Interest Collections
                              2. Overcollateralization Amount
                              3. MBIA Financial Guaranty Insurance Policy

                              The MBIA Financial Guaranty Insurance Policy will generally guarantee the timely payment of interest on the Class A Notes and the ultimate payment of the outstanding principal amount of the Class A Notes on the Scheduled Final Payment Date, April 2016. In addition, on any Payment Date, the policy will guarantee payment of principal on the Class A Notes equal to the amount by which the Class A Note Balance exceeds the Class A Investor Amount.

                              On the Distribution Date in May 2006 and thereafter, the required overcollateralization amount will be equal to the lesser of (i) two times the initial overcollateralization target percent times the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period subject to a 0.50% floor and performance triggers, and (ii) the initial required overcollateralization amount.

Servicer Advances:            will be no Servicer Advances.

This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                   Weighted Average Life and Maturity(1)
                                             Sensitivity of the Notes to Prepayments and Draws

                                                                 Class A

                                                      (Assumes 10% Optional Redemption)
                                                       -------------------------------



                                                          Prepayment Speeds (CPR%)
                                                          ------------------------

% CPR HELOC             0.0%        15.0%    20.0%      25.0%      30.0%        35.0%    40.0%       45.0%       50.0%     60.0%
% CPR Non-HELOC         0.0%        7.5%     10.0%      12.5%      15.0%        17.5%    20.0%       22.5%       25.0%     30.0%
               Draw
               Rate %(2)
WAL (yrs)      0%       10.03       5.10     4.23       3.48       2.84         2.36     2.01        1.73        1.50      1.16
Maturity                04/2016     08/2013  08/2013    12/2012    04/2011      01/2010  02/2009     05/2008     10/2007   11/2006
Window                  1-150       1-118    1-118      1-110      1-90         1-75     1-64        1-55        1-48      1-37

WAL (yrs)      10%      9.67        6.59     5.29       4.26       3.47         2.87     2.40        2.03        1.72      1.28
Maturity                08/2013     08/2013  08/2013    11/2012    10/2011      10/2010  11/2009     01/2009     04/2008   02/2007
Window                  1-118       1-118    1-118      1-109      1-96         1-84     1-73        1-63        1-54      1-40

WAL (yrs)      15%      9.67        7.65     6.01       4.79       3.89         3.20     2.66        2.23        1.88      1.37
Maturity                08/2013     08/2013  06/2013    08/2012    10/2011      12/2010  03/2010     06/2009     09/2008   05/2007
Window                  1-118       1-118    1-116      1-106      1-96         1-86     1-77        1-68        1-59      1-43

WAL (yrs)      16%      9.67        7.87     6.18       4.90       3.98         3.28     2.72        2.27        1.92      1.38
Maturity                08/2013     08/2013  05/2013    07/2012    10/2011      01/2011  04/2010     06/2009     10/2008   05/2007
Window                  1-118       1-118    1-115      1-105      1-96         1-87     1-78        1-68        1-60      1-43

WAL (yrs)      20%      9.67        7.26     6.93       5.46       4.41         3.61     2.98        2.48        2.07      1.47
Maturity                08/2013     12/2012  01/2013    04/2012    09/2011      02/2011  06/2010     10/2009     01/2009   08/2007
Window                  1-118       1-110    1-111      1-102      1-95         1-88     1-80        1-72        1-63      1-46

WAL (yrs)      25%      9.67        6.67     6.66       6.38       5.09         4.12     3.38        2.78        2.31      1.59
Maturity                08/2013     12/2011  11/2011    01/2012    07/2011      02/2011  08/2010     01/2010     06/2009   11/2007
Window                  1-118       1-98     1-97       1-99       1-93         1-88     1-82        1-75        1-68      1-49

WAL (yrs)      30%      9.66        6.59     6.20       6.28       6.02         4.80     3.89        3.17        2.60      1.76
Maturity                08/2013     11/2011  02/2011    03/2011    06/2011      01/2011  09/2010     03/2010     09/2009   04/2008
Window                  1-118       1-97     1-88       1-89       1-92         1-87     1-83        1-77        1-71      1-54


Notes: (1) Run to the earlier of the Optional Redemption Date or the Scheduled
           Final Payment Date
       (2) The Draw Rate applies only to the HELOC loans.

This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS
TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE
MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH
OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD
CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH
SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE
TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In
the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement.
Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                      6


                                                           Weighted Average Life and Maturity(1)
                                                    Sensitivity of the Notes to Prepayments and Draws

                                                                         Class A

                                                             (Assumes no Optional Redemption)
                                                              ------------------------------


                                                                  Prepayment Speeds (CPR%)
                                                                  ------------------------

% CPR HELOC           0.0%       15.0%      20.0%      25.0%      30.0%      35.0%      40.0%       45.0%       50.0%       60.0%

% CPR Non-HELOC       0.0%       7.5%       10.0%      12.5%      15.0%      17.5%      20.0%       22.5%       25.0%       30.0%
             Draw
             Rate %(2)

WAL (yrs)    0%       10.03      5.25       4.33       3.62       3.05       2.60       2.24        1.94        1.69        1.31
Maturity              04/2016    04/2016    04/2016    04/2016    04/2016    04/2016    04/2016     04/2016     03/2015     05/2013
Window                1-150      1-150      1-150      1-150      1-150      1-150      1-150       1-150       1-137       1-115

WAL (yrs)    10%      9.67       6.59       5.29       4.32       3.58       3.01       2.55        2.19        1.89        1.43
Maturity              08/2013    08/2013    08/2013    08/2013    08/2013    08/2013    08/2013     07/2013     05/2013     09/2012
Window                1-118      1-118      1-118      1-118      1-118      1-118      1-118       1-117       1-115       1-107

WAL (yrs)    15%      9.67       7.65       6.03       4.84       3.96       3.29       2.77        2.36        2.02        1.51
Maturity              08/2013    08/2013    08/2013    08/2013    05/2013    01/2013    10/2012     08/2012     06/2012     03/2012
Window                1-118      1-118      1-118      1-118      1-115      1-111      1-108       1-106       1-104       1-101

WAL (yrs)    16%      9.67       7.87       6.20       4.96       4.05       3.36       2.82        2.40        2.05        1.53
Maturity              08/2013    08/2013    08/2013    08/2013    03/2013    11/2012    08/2012     06/2012     04/2012     02/2012
Window                1-118      1-118      1-118      1-118      1-113      1-109      1-106       1-104       1-102       1-100

WAL (yrs)    20%      9.67       7.28       6.96       5.50       4.45       3.67       3.06        2.57        2.18        1.61
Maturity              08/2013    05/2013    07/2013    01/2013    08/2012    05/2012    02/2012     12/2011     11/2011     09/2011
Window                1-118      1-115      1-117      1-111      1-106      1-103      1-100       1-98        1-97        1-95

WAL (yrs)    25%      9.67       6.69       6.67       6.40       5.12       4.16       3.43        2.85        2.39        1.72
Maturity              08/2013    04/2012    03/2012    06/2012    02/2012    11/2011    09/2011     07/2011     05/2011     04/2011
Window                1-118      1-102      1-101      1-104      1-100      1-97       1-95        1-93        1-91        1-90

WAL (yrs)    30%      9.66       6.61       6.22       6.29       6.03       4.83       3.92        3.22        2.67        1.87
Maturity              08/2013    03/2012    05/2011    06/2011    10/2011    07/2011    04/2011     03/2011     01/2011     11/2010
Window                1-118      1-101      1-91       1-92       1-96       1-93       1-90        1-89        1-87        1-85


Notes: (1) Run to the Scheduled Final Payment Date
       (2) The Draw Rate applies only to the HELOC loans.

This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                      7


                                                  Net Funds Cap Schedule
                                                  ----------------------

                        Net
          Distribution  Funds Cap           Distribution   Net Funds Cap             Distribution  Net Funds Cap
Period    Date          (ACT/360)   Period  Date           (ACT/360)     Period      Date          (ACT/360)
------    ------------  ---------   ------  -------------  ------------- ------      ------------  -------------

0         Oct-03        0            40     Feb-07         15.18          80         Jun-10        15.02
1         Nov-03        3.76         41     Mar-07         16.81          81         Jul-10        15.51
2         Dec-03        14.39        42     Apr-07         15.18          82         Aug-10        15.01
3         Jan-04        15.24        43     May-07         15.68          83         Sep-10        15.00
4         Feb-04        15.81        44     Jun-07         15.17          84         Oct-10        15.50
5         Mar-04        16.89        45     Jul-07         15.67          85         Nov-10        14.99
6         Apr-04        15.80        46     Aug-07         15.16          86         Dec-10        15.49
7         May-04        15.82        47     Sep-07         15.16          87         Jan-11        14.99
8         Jun-04        15.31        48     Oct-07         15.66          88         Feb-11        14.98
9         Jul-04        15.81        49     Nov-07         15.15          89         Mar-11        16.58
10        Aug-04        15.30        50     Dec-07         15.65          90         Apr-11        14.97
11        Sep-04        15.30        51     Jan-08         15.14          91         May-11        15.47
12        Oct-04        15.80        52     Feb-08         15.13          92         Jun-11        14.96
13        Nov-04        15.29        53     Mar-08         16.17          93         Jul-11        15.46
14        Dec-04        15.79        54     Apr-08         15.13          94         Aug-11        14.96
15        Jan-05        15.28        55     May-08         15.63          95         Sep-11        14.95
16        Feb-05        15.28        56     Jun-08         15.12
17        Mar-05        16.91        57     Jul-08         15.62
18        Apr-05        15.27        58     Aug-08         15.11
19        May-05        15.78        59     Sep-08         15.11
20        Jun-05        15.26        60     Oct-08         15.60
21        Jul-05        15.77        61     Nov-08         15.10
22        Aug-05        15.25        62     Dec-08         15.60
23        Sep-05        15.25        63     Jan-09         15.09
24        Oct-05        15.76        64     Feb-09         15.08
25        Nov-05        15.24        65     Mar-09         16.70
26        Dec-05        15.75        66     Apr-09         15.08
27        Jan-06        15.24        67     May-09         15.57
28        Feb-06        15.23        68     Jun-09         15.07
29        Mar-06        16.86        69     Jul-09         15.57
30        Apr-06        15.22        70     Aug-09         15.06
31        May-06        15.73        71     Sep-09         15.06
32        Jun-06        15.22        72     Oct-09         15.55
33        Jul-06        15.72        73     Nov-09         15.05
34        Aug-06        15.21        74     Dec-09         15.54
35        Sep-06        15.20        75     Jan-10         15.04
36        Oct-06        15.71        76     Feb-10         15.03
37        Nov-06        15.20        77     Mar-10         16.64
38        Dec-06        15.70        78     Apr-10         15.03
39        Jan-07        15.19        79     May-10         15.52


1 Run assuming prepayment rate of 40% CPR and a Draw Rate of 20% for the HELOCs, 20% CPR for the Non-HELOCs , no losses, and with Prime Rate, 1 month and 6 month LIBOR Rates of 20%

This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

           Collateral Summary (as of the Statistical Cut-Off Date)

                                MSDWCC 2003-2
                                -------------

Aggregate Principal Balance:                $365,591,844.65

Number of Mortgage Loans:                   5,948

Average Outstanding Principal Bal:          $61,464.67

Average Outstanding Principal Bal
(Discover loans):                           $42,101

Average Outstanding Principal Bal:
(Credit Corp loans)                         $71,512

Avg. HELOC Credit Limit:                    $108,346

Avg HELOC Credit Lim. Utilization Rate:     48.75%

Wtd Avg Coupon:                             3.999%

Wtd Avg Margin:                             0.181% (prime)
                                            1.784% (Libor)

Wtd Avg Max Rate:                           16.97%

Wtd Avg Std Rem Term:                       147 months

Seasoning:                                  2 months

% Owner Occupied:                           88.61%

State Concentration (>5%):                  CA (25.09%)
                                            FL (12.16%)
                                            NY (7.12%)
                                            NJ (6.30%)

1st/2nd liens:                              40.43% / 59.57%

Wtd Avg FICO:                               720.2
% FICO below 750 (inc. N/A)                 70.33%
% FICO below 700 (inc. N/A)                 32.87%
% FICO below 650 (inc. N/A)                 7.45%

Wtd Avg Combined LTV:                       73.54%
% LTV > 80                                  43.99%
% LTV > 90                                  6.96%
%LTV > 100                                  0.13%


All records This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Novus Financial Corporation with respect to the expected characteristics of the pool of Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular tradingstrategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREINARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY

MSDWCC 2003-2                                                     MORGAN STANLEY
                                                                   5,948 records
All records                                                 Balance: 365,591,845
--------------------------------------------------------------------------------


                                                                               % of Aggregate
                                Number of          Principal Balance           Principal Balance
                                Mortgage           Outstanding as of the       Outstanding as of the
Product                         Loans              Statistical Cut-off Date    Statistical Cut-off Date
-------------                   ----------         ------------------------    ------------------------

FIXED RATE SECONDS              100                 3,471,394.08                0.95
HELOC                           5,744               303,388,275.26              82.99
SELECTSOURCE A10/1M             30                  32,330,714.68               8.84
SELECTSOURCE A10/6M             74                  26,401,460.63               7.22
-------------------             ----------         ------------------------    ------------------------
Total:                          5,948               365,591,844.65              100.00



                                                                               % of Aggregate
                                Number of          Principal Balance           Principal Balance
                                Mortgage           Outstanding as of the       Outstanding as of the
Property Type                   Loans              Statistical Cut-off Date    Statistical Cut-off Date
-------------                   ----------         ------------------------    ------------------------

Single Family Residence         4,748              296,285,203.68               81.04
PUD                             670                40,315,176.94                11.03
Condo                           447                22,128,595.66                6.05
Other                           80                 4,844,243.39                 1.33
Co-op                           2                  1,981,145.83                 0.54
Condo - High Rise >8 floors     1                  37,479.15                    0.01
---------------------------     ----------         ------------------------    ------------------------
Total:                          5,948              365,591,844.65               100.00



                                                                               % of Aggregate
                                Number of          Principal Balance           Principal Balance
Occupancy                       Mortgage           Outstanding as of the       Outstanding as of the
(as indicated by Borrower)      Loans              Statistical Cut-off Date    Statistical Cut-off Date
-------------------------       ----------         ------------------------    ------------------------

Primary                         5,590              323,948,143.94               88.61
Second Home                     276                38,910,616.38                10.64
Investment                      82                 2,733,084.33                 0.75
-------------                   ----------         ------------------------    ------------------------
Total:                          5,948              365,591,844.65               100.00



                                                                               % of Aggregate
                                Number of          Principal Balance           Principal Balance
Range of Principal              Mortgage           Outstanding as of the       Outstanding as of the
Balances($)                     Loans              Statistical Cut-off Date    Statistical Cut-off Date
------------------              ----------         ------------------------    ------------------------

<= 0.00                         203                0.00                         0.00
0.01 to 10,000.00               1,287              5,125,674.60                 1.40
10,000.01 to 20,000.00          894                13,403,374.87                3.67
20,000.01 to 30,000.00          801                20,038,065.39                5.48
30,000.01 to 40,000.00          531                18,624,456.04                5.09
40,000.01 to 50,000.00          436                19,779,495.05                5.41
50,000.01 to 60,000.00          279                15,414,428.93                4.22
60,000.01 to 70,000.00          199                12,922,167.30                3.53
70,000.01 to 80,000.00          164                12,273,031.35                3.36
80,000.01 to 90,000.00          130                11,109,866.24                3.04
90,000.01 to 100,000.00         163                15,749,332.63                4.31
100,000.01 to 110,000.00        99                 10,353,815.89                2.83
110,000.01 to 120,000.00        80                 9,215,123.31                 2.52
120,000.01 to 130,000.00        78                 9,798,724.75                 2.68
130,000.01 to 140,000.00        47                 6,365,181.43                 1.74
140,000.01 to 150,000.00        63                 9,253,271.01                 2.53
150,000.01 to 200,000.00        178                30,968,852.42                8.47
200,000.01 to 250,000.00        110                24,799,287.07                6.78
250,000.01 to 300,000.00        56                 15,328,671.54                4.19
300,000.01 to 350,000.00        25                 8,083,422.03                 2.21
350,000.01 to 400,000.00        32                 11,971,375.66                3.27
400,000.01 to 450,000.00        17                 7,228,511.31                 1.98
450,000.01 to 500,000.00        11                 5,321,753.65                 1.46
500,000.01 to 1,000,000.00      44                 29,097,748.05                7.96
1,000,000.01 to 1,500,000.00    9                  11,199,911.28                3.06
1,500,000.01 to 2,000,000.00    8                  14,683,931.52                4.02
2,000,000.01 to 2,500,000.00    2                  4,200,000.00                 1.15
2,500,000.01 to 3,000,000.00    1                  2,532,371.33                 0.69
8,000,000.01 >=                 1                  10,750,000.00                2.94
----------------------------    ----------         ------------------------    ------------------------
Total:                          5,948              365,591,844.65               100.00
-----------
Average: 61,464.67




                                                                               % of Aggregate
                                Number of          Principal Balance           Principal Balance
                                Mortgage           Outstanding as of the       Outstanding as of the
Geographic Location             Loans              Statistical Cut-off Date    Statistical Cut-off Date
-------------------             ----------         ------------------------    ------------------------

Alabama                         42                 1,020,326.85                 0.28
Alaska                          12                 770,833.40                   0.21
Arizona                         128                8,079,407.85                 2.21
Arkansas                        1                  240,300.00                   0.07
California-Northern             631                38,645,271.66                10.57
California-Southern             818                53,084,612.90                14.52
Colorado                        166                11,120,890.75                3.04
Connecticut                     91                 6,661,105.05                 1.82
Delaware                        42                 2,340,663.91                 0.64
District of Columbia            19                 2,812,316.49                 0.77
Florida                         499                44,442,405.57                12.16
Georgia                         149                11,426,146.78                3.13
Hawaii                          42                 2,996,875.58                 0.82
Idaho                           19                 1,305,511.97                 0.36
Illinois                        260                12,332,830.47                3.37
Indiana                         49                 2,073,931.03                 0.57
Iowa                            17                 566,823.84                   0.16
Kansas                          50                 2,090,523.64                 0.57
Kentucky                        28                 1,149,324.23                 0.31
Louisiana                       17                 934,407.90                   0.26
Maine                           26                 2,089,093.80                 0.57
Maryland                        137                5,878,244.95                 1.61
Massachusetts                   151                12,645,421.40                3.46
Michigan                        224                9,789,405.14                 2.68
Minnesota                       173                5,778,053.31                 1.58
Mississippi                     15                 375,979.96                   0.10
Missouri                        97                 5,722,870.80                 1.57
Montana                         17                 893,496.98                   0.24
Nebraska                        17                 746,224.36                   0.20
Nevada                          98                 3,484,414.34                 0.95
New Hampshire                   44                 2,151,100.43                 0.59
New Jersey                      367                23,021,248.71                6.30
New Mexico                      46                 3,594,978.03                 0.98
New York                        317                26,020,770.18                7.12
North Carolina                  108                4,225,642.90                 1.16
North Dakota                    5                  146,681.81                   0.04
Ohio                            100                4,115,984.99                 1.13
Oklahoma                        34                 940,465.04                   0.26
Oregon                          79                 3,377,832.56                 0.92
Pennsylvania                    221                11,257,141.93                3.08
Rhode Island                    13                 936,413.60                   0.26
South Carolina                  54                 5,309,863.66                 1.45
South Dakota                    11                 412,940.34                   0.11
Tennessee                       22                 1,792,405.24                 0.49
Texas                           66                 2,193,979.12                 0.60
Utah                            38                 3,010,814.88                 0.82
Vermont                         46                 4,411,320.59                 1.21
Virginia                        167                8,856,016.49                 2.42
Washington                      94                 4,584,457.28                 1.25
West Virginia                   19                 514,564.46                   0.14
Wisconsin                       49                 2,761,381.61                 0.76
Wyoming                         13                 458,125.89                   0.13
-------------                   ----------         ------------------------    ------------------------
Total:                          5,948              365,591,844.65               100.00
-------------
Number of States Represented: 51



                                                                               % of Aggregate
                                Number of          Principal Balance           Principal Balance
Range of Combined Loan-         Mortgage           Outstanding as of the       Outstanding as of the
to-Value Ratios (%)             Loans              Statistical Cut-off Date    Statistical Cut-off Date
-----------------------         ----------         ------------------------    ------------------------

5.01 to 10.00                   7                  194,909.10                   0.05
10.01 to 15.00                  32                 1,352,575.04                 0.37
15.01 to 20.00                  44                 2,432,308.42                 0.67
20.01 to 25.00                  53                 2,688,079.11                 0.74
25.01 to 30.00                  78                 7,338,451.54                 2.01
30.01 to 35.00                  100                5,208,263.72                 1.42
35.01 to 40.00                  98                 6,426,853.93                 1.76
40.01 to 45.00                  106                8,025,919.68                 2.20
45.01 to 50.00                  165                23,761,608.94                6.50
50.01 to 55.00                  166                12,175,535.92                3.33
55.01 to 60.00                  172                17,296,963.47                4.73
60.01 to 65.00                  241                18,265,752.57                5.00
65.01 to 70.00                  297                23,756,060.66                6.50
70.01 to 75.00                  315                22,403,988.86                6.13
75.01 to 80.00                  639                53,429,413.78                14.61
80.01 to 85.00                  500                25,035,058.67                6.85
85.01 to 90.00                  2,314              110,556,232.28               30.24
90.01 to 95.00                  143                5,379,967.93                 1.47
95.01 to 100.00                 469                19,395,558.47                5.31
100.01 to 105.00                8                  367,498.99                   0.10
105.01 to 110.00                1                  100,843.57                   0.03
-------------                   ----------         ------------------------    ------------------------
Total:                          5,948              365,591,844.65               100.00
-------------
Weighted Average by Current
Balance: 73.54
-------------


This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Novus Financial Corporation with respect to the expected characteristics of the pool of Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular tradingstrategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREINARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MSDWCC 2003-2                                                     MORGAN STANLEY
                                                                   5,948 records
All records                                                 Balance: 365,591,845
--------------------------------------------------------------------------------


                                                                               % of Aggregate
                                Number of          Principal Balance           Principal Balance
Range of Junior Ratios          Mortgage           Outstanding as of the       Outstanding as of the
(%)(2nd Liens Only)             Loans              Statistical Cut-off Date    Statistical Cut-off Date
-----------------------         ----------         ------------------------    ------------------------

<= 0.00                         907             31,083,103.27                    14.27
0.01 to 5.00                    1,642           36,296,320.19                    16.67
5.01 to 10.00                   536             19,195,271.56                    8.81
10.01 to 15.00                  899             36,355,450.22                    16.69
15.01 to 20.00                  293             19,256,830.60                    8.84
20.01 to 25.00                  205             15,881,165.83                    7.29
25.01 to 30.00                  132             13,874,827.04                    6.37
30.01 to 40.00                  158             19,276,404.61                    8.85
40.01 to 50.00                  101             13,845,738.47                    6.36
50.01 to 60.00                  45              6,928,324.68                     3.18
60.01 to 70.00                  23              2,821,572.85                     1.30
70.01 to 80.00                  17              1,947,149.45                     0.89
80.01 to 90.00                  5               763,495.55                       0.35
90.01 to 100.00                 5               259,924.09                       0.12
-------------                   ----------         ------------------------    ------------------------
Total:                          4,968           217,785,578.41                   100.00
-------------
Weighted Average by Current
Balance: 20.23
-------------



                                                                               % of Aggregate
                                Number of          Principal Balance           Principal Balance
                                Mortgage           Outstanding as of the       Outstanding as of the
Range of Loan Rates(%)          Loans              Statistical Cut-off Date    Statistical Cut-off Date
----------------------          ----------         ------------------------    ------------------------

2.501 to 3.000                  89              38,604,854.42                    10.56
3.001 to 3.500                  14              19,719,320.89                    5.39
3.501 to 4.000                  3,266           235,139,940.95                   64.32
4.001 to 4.500                  417             17,279,911.44                    4.73
4.501 to 5.000                  1,098           34,387,948.25                    9.41
5.001 to 5.500                  107             2,780,218.80                     0.76
5.501 to 6.000                  816             13,624,012.60                    3.73
6.001 to 6.500                  74              2,204,796.23                     0.60
6.501 to 7.000                  54              1,519,297.50                     0.42
7.001 to 7.500                  3               88,363.94                        0.02
7.501 to 8.000                  6               135,996.80                       0.04
8.001 to 8.500                  1               40,734.57                        0.01
8.501 to 9.000                  2               40,947.26                        0.01
9.501 to 10.000                 1               25,501.00                        0.01
-------------                   ----------         ------------------------    ------------------------
Total:                          5,948           365,591,844.65                   100.00
-------------
Weighted Average by Current
Balance: 3.999
-------------



                                                                               % of Aggregate
                                Number of          Principal Balance           Principal Balance
Range of Gross Margins(%)       Mortgage           Outstanding as of the       Outstanding as of the
LIBOR INDEX ONLY                Loans              Statistical Cut-off Date    Statistical Cut-off Date
-------------------------       ----------         ------------------------    ------------------------

1.001 to 1.500                  23              12,981,647.52                    22.10
1.501 to 2.000                  72              32,462,354.11                    55.27
2.001 to 2.500                  8               12,880,173.68                    21.93
2.501 to 3.000                  1               408,000.00                       0.69
-------------                   ----------         ------------------------    ------------------------
Total:                          104             58,732,175.31                    100.00
-------------
Weighted Average by Current
Balance: 1.784
-------------



                                                                               % of Aggregate
                                Number of          Principal Balance           Principal Balance
Range of Gross Margins (%)      Mortgage           Outstanding as of the       Outstanding as of the
PRIME INDEX ONLY                Loans              Statistical Cut-off Date    Statistical Cut-off Date
--------------------------      ----------         ------------------------    ------------------------

= 0.000                         3,246           234,226,176.12                   77.20
0.001 to 0.500                  417             17,279,911.44                    5.70
0.501 to 1.000                  1,104           34,617,178.02                    11.41
1.001 to 1.500                  107             2,780,218.80                     0.92
1.501 to 2.000                  798             12,825,609.68                    4.23
2.001 to 2.500                  32              782,103.74                       0.26
2.501 to 3.000                  35              743,934.86                       0.25
3.501 to 4.000                  3               76,166.34                        0.03
4.501 to 5.000                  1               31,475.26                        0.01
5.501 to 6.000                  1               25,501.00                        0.01
--------------                  ----------         ------------------------    ------------------------
Total:                          5,744           303,388,275.26                   100.00
-------------
Weighted Average by Current
Balance: 0.181
-------------



                                                                               % of Aggregate
                                Number of          Principal Balance           Principal Balance
                                Mortgage           Outstanding as of the       Outstanding as of the
Maximum Loan Rates(%)           Loans              Statistical Cut-off Date    Statistical Cut-off Date
---------------------           ----------         ------------------------    ------------------------

7.001 to 7.250                  15              2,943,885.45                     0.81
11.751 to 12.000                96              56,051,394.66                    15.48
14.751 to 15.000                6               527,106.61                       0.15
15.751 to 16.000                63              2,420,038.07                     0.67
16.251 to 16.500                2               14,870.02                        0.00
16.751 to 17.000                6               194,382.51                       0.05
17.751 to 18.000                5,660           299,968,773.25                   82.84
-----------------               ----------         ------------------------    ------------------------
Total:                          5,848           362,120,450.57                   100.00
-------------
Weighted Average by Current
Balance: 16.966
-------------



                                                                               % of Aggregate
Range of                        Number of          Principal Balance           Principal Balance
Credit Limit Utilization        Mortgage           Outstanding as of the       Outstanding as of the
Ratios(%)(HELOC Only)           Loans              Statistical Cut-off Date    Statistical Cut-off Date
-------------------------       ----------         ------------------------    ------------------------

= 0.00                          216             18.63                            0.00
0.01 to 5.00                    733             1,684,799.20                     0.56
5.01 to 10.00                   243             2,438,604.70                     0.80
10.01 to 15.00                  213             3,239,649.51                     1.07
15.01 to 20.00                  194             3,768,128.83                     1.24
20.01 to 25.00                  196             5,613,404.15                     1.85
25.01 to 30.00                  187             6,078,124.30                     2.00
30.01 to 35.00                  173             6,073,705.20                     2.00
35.01 to 40.00                  172             7,063,669.96                     2.33
40.01 to 45.00                  179             8,048,600.43                     2.65
45.01 to 50.00                  189             10,662,110.52                    3.51
50.01 to 55.00                  179             10,469,142.33                    3.45
55.01 to 60.00                  167             9,714,053.35                     3.20
60.01 to 65.00                  161             12,167,365.21                    4.01
65.01 to 70.00                  196             15,202,376.22                    5.01
70.01 to 75.00                  189             13,474,849.31                    4.44
75.01 to 80.00                  173             15,048,631.60                    4.96
80.01 to 85.00                  206             17,268,303.03                    5.69
85.01 to 90.00                  217             17,824,853.16                    5.88
90.01 to 95.00                  257             23,564,875.29                    7.77
95.01 to 100.00                 1,267           111,031,878.20                   36.60
100.01 to 105.00                37              2,951,132.13                     0.97
-------------                   ----------         ------------------------    ------------------------
Total:                          5,744           303,388,275.26                   100.00
-------------
Total Credit Utilization Ratio: 48.75



                                                                               % of Aggregate
                                Number of          Principal Balance           Principal Balance
Range of Credit Limits          Mortgage           Outstanding as of the       Outstanding as of the
($)(HELOC Only)                 Loans              Statistical Cut-off Date    Statistical Cut-off Date
---------------------           ----------         ------------------------    ------------------------

0.01 to 10,000.00               64              436,490.45                       0.14
10,000.01 to 20,000.00          417             4,773,975.96                     1.57
20,000.01 to 30,000.00          729             11,589,101.48                    3.82
30,000.01 to 40,000.00          463             10,599,896.64                    3.49
40,000.01 to 50,000.00          640             16,212,846.35                    5.34
50,000.01 to 60,000.00          251             9,573,457.33                     3.16
60,000.01 to 70,000.00          183             6,852,899.89                     2.26
70,000.01 to 80,000.00          214             9,004,861.07                     2.97
80,000.01 to 90,000.00          137             6,828,553.11                     2.25
90,000.01 to 100,000.00         1,135           38,671,497.61                    12.75
100,000.01 to 110,000.00        101             6,166,855.44                     2.03
110,000.01 to 120,000.00        96              6,486,438.29                     2.14
120,000.01 to 130,000.00        106             7,885,015.49                     2.60
130,000.01 to 140,000.00        45              3,762,289.78                     1.24
140,000.01 to 150,000.00        209             16,528,786.90                    5.45
150,000.01 to 200,000.00        336             31,334,992.50                    10.33
200,000.01 to 250,000.00        196             22,905,232.04                    7.55
250,000.01 to 300,000.00        130             18,155,736.40                    5.98
300,000.01 to 350,000.00        50              6,778,190.96                     2.23
350,000.01 to 400,000.00        47              9,100,208.39                     3.00
400,000.01 to 450,000.00        24              5,957,937.22                     1.96
450,000.01 to 500,000.00        55              10,896,495.62                    3.59
500,000.01 to 1,000,000.00      105             32,626,469.44                    10.75
1,000,000.01 to 1,500,000.00    6               4,225,158.32                     1.39
1,500,000.01 to 2,000,000.00    4               3,884,888.58                     1.28
2,000,000.01 to 2,500,000.00    1               2,150,000.00                     0.71
-------------                   ----------         ------------------------    ------------------------
Total:                          5,744           303,388,275.26                   100.00
-------------
Average: 108,346.08
-------------
Total: 622,339,875.84



                                                                               % of Aggregate
                                Number of          Principal Balance           Principal Balance
Range of Number of Months       Mortgage           Outstanding as of the       Outstanding as of the
Since Origination               Loans              Statistical Cut-off Date    Statistical Cut-off Date
---------------------           ----------         ------------------------    ------------------------

= 0                             2,391           113,643,924.02                   31.08
1 to 3                          2,055           150,124,490.56                   41.06
4 to 6                          1,183           85,464,743.21                    23.38
7 to 9                          205             9,939,656.86                     2.72
10 to 12                        98              5,818,001.18                     1.59
13 to 15                        16              601,028.82                       0.16
-------------                   ----------         ------------------------    ------------------------
Total:                          5,948           365,591,844.65                   100.00
-------------
Weighted Average by Current
Balance: 2.4
-------------


This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Novus Financial Corporation with respect to the expected characteristics of the pool of Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular tradingstrategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREINARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MSDWCC 2003-2                                                     MORGAN STANLEY
                                                                   5,948 records
All records                                                 Balance: 365,591,845
--------------------------------------------------------------------------------


                                                                               % of Aggregate
                                Number of          Principal Balance           Principal Balance
Range of Number of Months       Mortgage           Outstanding as of the       Outstanding as of the
Remaining to Maturity           Loans              Statistical Cut-off Date    Statistical Cut-off Date
---------------------           ----------         ------------------------    ------------------------

106 to 108                      9               694,582.54                      0.19
109 to 111                      124             4,518,680.09                    1.24
112 to 114                      191             6,937,859.60                    1.90
115 to 117                      2,361           133,690,031.09                  36.57
118 to 120                      3,072           158,150,048.05                  43.26
166 to 168                      18              630,684.43                      0.17
169 to 171                      11              428,139.83                      0.12
172 to 174                      17              507,971.55                      0.14
175 to 177                      21              583,413.82                      0.16
178 to 180                      20              718,258.34                      0.20
286 to 288                      1               1,744,895.83                    0.48
289 to 291                      10              1,774,514.66                    0.49
292 to 294                      18              4,080,920.72                    1.12
295 to 297                      59              41,824,758.83                   11.44
298 to 300                      16              9,307,085.27                    2.55
-------------                   ----------         ------------------------    ------------------------
Total:                          5,948           365,591,844.65                  100.00
-------------
Weighted Average by Current
Balance: 146.7
-------------



                                                                               % of Aggregate
                                Number of          Principal Balance           Principal Balance
                                Mortgage           Outstanding as of the       Outstanding as of the
Origination Year                Loans              Statistical Cut-off Date    Statistical Cut-off Date
---------------------           ----------         ------------------------    ------------------------

2002                            159             7,915,120.36                    2.17
2003                            5,789           357,676,724.29                  97.83
-------------                   ----------         ------------------------    ------------------------
Total:                          5,948           365,591,844.65                  100.00




                                                                               % of Aggregate
                                Number of          Principal Balance           Principal Balance
                                Mortgage           Outstanding as of the       Outstanding as of the
Lien Priority                   Loans              Statistical Cut-off Date    Statistical Cut-off Date
---------------------           ----------         ------------------------    ------------------------

1st Lien                        980             147,806,266.24                  40.43
2nd Lien                        4,968           217,785,578.41                  59.57
-------------                   ----------         ------------------------    ------------------------
Total:                          5,948           365,591,844.65                  100.00




                                                                                  % of Aggregate
                                Number of       Principal Balance              Principal Balance
Range of                        Mortgage        Outstanding as of the          Outstanding as of the
Credit Scores                   Loans           Statistical Cut-off Date       Statistical Cut-off Date
---------------------           ----------      ------------------------       ------------------------

= 0                             8               503,677.76                      0.14
501 to 525                      1               562,500.00                      0.15
526 to 550                      5               494,249.26                      0.14
551 to 575                      13              2,049,273.91                    0.56
576 to 600                      17              1,689,561.56                    0.46
601 to 625                      83              7,158,602.81                    1.96
626 to 650                      208             14,921,135.60                   4.08
651 to 675                      559             34,148,964.41                   9.34
676 to 700                      998             60,887,846.81                   16.65
701 to 725                      1,118           79,361,863.71                   21.71
726 to 750                      975             56,791,777.42                   15.53
751 to 775                      964             51,108,668.16                   13.98
776 to 800                      803             45,511,580.68                   12.45
801 to 825                      193             10,353,423.97                   2.83
826 to 850                      2               36,464.21                       0.01
876 to 900                      1               12,254.38                       0.00
-------------                   ----------         ------------------------    ------------------------
Total:                          5,948           365,591,844.65                  100.00
-------------
Weighted Average by Current
Balance: 720.2
-------------



                                                                               % of Aggregate
                                Number of          Principal Balance           Principal Balance
                                Mortgage           Outstanding as of the       Outstanding as of the
Source                          Loans              Statistical Cut-off Date    Statistical Cut-off Date
---------------------           ----------         ------------------------    ------------------------

CREDITCORP                      3,916           280,042,310.96                  76.60
DISCOVER                        2,032           85,549,533.69                   23.40
-------------                   ----------         ------------------------    ------------------------
Total:                          5,948           365,591,844.65                  100.00


This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Novus Financial Corporation with respect to the expected characteristics of the pool of Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular tradingstrategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREINARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

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